Investments	12 Months Ended
Dec. 31, 2017
Investments
Investments

Note 6 – Investments

	2017	2016
Non-current investments
Equity investments	$172.2	$118.4
Warrants	0.8	0.9
Loan Receivable	30.1	28.1
Total Investments	$203.1	$147.4

Non-current investments

These investments comprise: (i) equity interests in various public and non-public entities which the Company acquired through the open market or through transactions; (ii) warrants in various publicly-listed companies; and (iii) a loan receivable from Noront acquired through the Ring of Fire transaction in 2015.  Equity investments have been designated as available-for-sale and, as a result, have been recorded at fair value. One equity investment of a non-public entity, having a carrying value of $4.1 million (2016 - $3.8 million), has been designated as an equity investment held at cost as no reliable estimate of fair value can be determined because there is no publicly available information with which to estimate future cash flows, associated operating costs or capital expenditures and no alternative active market. Management does not intend to dispose of the investment and expects to recover the carrying value through the payment of dividends.

The loan receivable has been designated as loans and receivables under IFRS and is carried at amortized cost using the effective interest rate method.

The unrealized gains (losses) on available-for-sale investments recognized in other comprehensive income (loss) for the year ended December 31, 2017 and 2016 were as follows:

	For the year ended
	December 31,
	2017	2016
Mark-to-market gain on equity investments	$44.5	$58.2
Deferred tax (expense) recovery in other comprehensive income	(6.1)	(5.3)
Unrealized gain on available-for-sale securities, net of tax	38.4	52.9
Reclassification for realized change in market value recognized in net income, net of tax	2.4	(10.6)
	$40.8	$42.3